UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 28, 2016

PEERLOGIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-191175	46-4824543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

119 West 24th Street, 4th Floor, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

(914) 550-9993

(Registrant’s telephone number, including area code)

500 7th Ave., 17th Floor, New York, New York 10018

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 28, 2016, PeerLogix, Inc. (the “Company”) entered into a Securities Purchase Agreement (“SPA”), Promissory Note (“Note”) and Registration Rights Agreement (“RRA”) (collectively, “Transaction Documents”) with Pinewood Trading Fund, L.P. (“Pinewood”). Pursuant to the SPA, the Company sold 100,000 shares (the “Shares”) of its Common Stock, $.00001 par value (the “Common Stock”), in exchange for Pinewood lending $105,000 (“Funding Amount”) to the Company pursuant to the Note with a principal amount of $131,250 (“Principal Amount”).

The Shares issued to Pinewood are “restricted securities,” as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and as such are subject to all applicable restrictions specified by federal and state securities laws. Under the terms of the RRA with Pinewood, the Company has committed to file a registration statement on or prior to March 31, 2016 or any additional registration statements which may be required pursuant to Section 3(c) on or prior to the earliest practical date (“Filing Date”), covering, among other things, the resale of all or such portion (as permitted by SEC Guidance and Rule 415) of all of the Shares and any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares (the “Registrable Securities”) on such Filing Date that are not then registered on an effective Registration Statement. The Company has agreed to use its commercially reasonable best efforts to cause the registration statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, and use its commercially reasonable best efforts to keep such registration statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Holder (the “Effectiveness Period”).

If the Company fails to file the registration statement on or prior to the Filing Date, or fails to maintain the effectiveness of the registration statement pursuant to the terms of the RRA, the Company may be subject to a partial cash liquidated damages, and not as a penalty, equal to $2,500 per month (not to exceed an aggregate of $20,000), pro-rated for periods of less than 30 days. If the Company fails to pay any partial liquidated damages in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to Pinewood, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

The forms of the SPA, Note and RRA are attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated January 28, 2016
10.2	Form of Promissory Note, dated January 28, 2016
10.3	Form of Registration Rights Agreement, dated January 28, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLOGIX, INC.

Date: February 12, 2016	By:	/s/ William Gorfein
Name: William Gorfein Title: Chief Executive Officer

3